Exhibit 10.1

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	8
2. AMENDMENT/MODIFICATION NO. P00009		3. EFFECTIVE DATE 09/01/2011	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than item 6)	CODE	62LESSERMM
Nat’1 Geospatial-Intelligence Agen, ATTN: ACR/S84–ACR 7500 GEOINT Drive SPRINGFIELD VA 22150			[*]

B. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code) GEOEYE IMAGERY COLLECTION SYSTEMS INC 2325 DULLES CORNER BOULEVARD HERNDON VA 201714674			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021010C0003

10B. DATED (SEE ITEM 13)
CODE 1 FND 1		FACILITY CODE	08/06/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐			The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)			Net Increase:	$14,135,883.00
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO, AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)
X	Mutual Agreement of the Parties
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 54-1660268

DUNS Number: 824842249

The purpose of this modification is to: (1) Extend the performance period of contract line items (CLIN) 0001 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), 0004 Value-Added Products And Services, 0005 Physical Media Delivery and 0006 System Engineering Services Support by thirty-four days, through October 4, 2011;

(2) Increase the value of CLIN 0001 by $14,135,883;

(3) Decrease the value of Option CLIN 0101 Service Level Agreement For Pixel & Imagery

Continued ...

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
William Schuster, COO		[*]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		[*]	8/30/11
(Signature of person authorised to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 63,243

UNCLASSIFIED

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	2	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Acquisition/Operations (Baseline Collection Capacity), by $14,135,883;

(4) Change the Option Exercise Date to not later than October 31, 2011 for Option 1 Contract Year 2 CLINs 0101 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), 0104 Value-Added Products And Services, 0105 Physical Media Delivery and 0106 System Engineering Services Support;

(5) Change the performance period to through August 31, 2012 for Option 1 Contract Year 2 CLINs 0101 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), 0104 Value-Added Products And Services, 0105 Physical Media Delivery and 0106 System Engineering Services Support;

(6) Provide incremental funding in the amount of $14,135,883 under CLIN 0001. Total funding obligated under the contract increases by $14,135,883 from [*] to [*]; and

(7) Revise the date for Attachment 2, DD254, Contract Security Classification Specification (revised DD 254 previously distributed) .

Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 21, 22 and 23 are attached hereto) :

a. Under CLIN Series 0000, CLIN 0001, the Maximum Total Price column is increased by $14,135,883 from $150,000,000 to $164,135,883. The Obligated Amount column is increased by $14,135,883 from $150,000,000 to $164,135,883. The Unfunded Amount column is unchanged.

b. Under CLIN Series 0000, Subtotal Base Contract Year 1, the Maximum Total Price is increased by $14,135,883 from [*] to [*]. The Obligated Amount column is increased by $14,135,883 from [*] to [*]. The Unfunded Amount column is unchanged.

c. Under CLIN Series 0100, CLIN 0101, the Maximum Continued . . .
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	3	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Total Price column is decreased by $14,135,883 from $150,000,000 to $135,864,117. The Unfunded Amount column is decreased by $14,135,833 from $150,000,000 to $135,864,117. The Obligated Amount column is unchanged.

d. Under CLIN Series 0100, Subtotal Contract Year 2, the Maximum Total Price column is decreased by $14,135,883 from
[*] to [*]. The Unfunded Amount column is decreased by $14,135,883 from [*] to [*]. The Obligated Amount column is unchanged.

e. Under Total Contract Value with Options, the Obligated Amount column is increased by $14,135,883 from [*] to [*]. The Unfunded Amount column is decreased by $14,135,883 from [*] to [*]. The Maximum Total Price column is unchanged.

2. Under Section F, Deliveries or Performance, Paragraph F.5 Period of Performance, subparagraph a (change pages 30 and 31 are attached hereto) :

a. The first paragraph is changed to read: This Contract commences upon execution. Specific CLIN periods of performance, excluding CLIN Series 0l0x, are as shown below. For CLIN Series 0l0x the period of performance will run from option exercise through August 31, 2012.

b. For CLINs 0001, 0004, 0005 and 0006, the performance period is changed to read through October 4, 2011.

c. In the subparagraph a. Table, for Contract Year 2, 12 MAPCPE is changed to read: 31-AUG-2012.

3. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the $14,135,883 obligation under CLIN 0001 (change page 34 is attached hereto).

4. Under Section H Special Contract Requirements, Paragraph H.24 Exercise of Options (change pages 46 and 47 are attached hereto):

Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	4	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

a. Under subparagraph a., the third sentence is changed to read: An option will be exercised by issuance of a modification prior to the end of the current contract period, except for Option 1 Contract Year 2, which will be exercised by issuance of a. modification not later than October 31, 2011.

	b. Under subparagraphs b., e., f. and g., the following is inserted into the first sentence: except as noted in paragraph a above for Option 1.

5. Under Section J & List of Attachments, Attachment 2, DD254 (Contract Security Classification Specification) Revision 1 dated January 27, 2010 is revised to read Attachment 2, DD254 Revision 1 dated April 15, 2011. Change page 63 is attached hereto. (A previous Revision 1 was previously distributed under separate cover.)

	Discount Terms:
	Net 30

	Payment:
	DFAS Acct. Mtn. & Control/JDAC ATTN: DFAS-IN-FI-JAM DEP 3248 8899 E. 56th Street Indianapolis, IN 46249 Customer Service 1-888-332-7366 — FAX 1-866-894-8007
	FOB: Destination

	Change Item 0001 to read as follows (amount shown is the obligated amount):

0001	Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).				14,135,883.00
	CLIN VALUE $164,135,883.00
	Incrementally Funded Amount: $164,135,883.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Requisition No: NSU8G20287AS02, NSU8G20302AS01, NSU8G20320AS01, NSU8G20333AS02, NSU8G21054AS01, NSU8G21125AS01, NSU8G21125AS01, NSU8G21145AS02, NSU8G21146AS01, NSU8G21200AS02, NSU8G40210AS02

	Accounting Info:
	Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	5	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300 ACRN: AA
Funded: $0.00
Accounting Info:
9710100.4812 8A1 85CR UC33XX SU8888 594C0 34345B
880300 ACRN: AC
Funded: $0.00
Accounting Info:
9710100.4812 8A1 85CR P533XX SU8888 594C0 35102B
880300 ACRN: AD
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B
880300 ACRN: AE
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B
830300 ACRN: AE
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B
880300 ACRN: AE
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B
880300 ACRN: AF
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B
880300 ACRN: AF
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B
880300 ACRN: AE
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC02IQ SU8888 594C0 34345B
880300 ACRN: AG
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC02EF SU8888 594C0 34345B
880300 ACRN: AH
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR UC02AP SU8888 594C0 34345B
880300 ACRN: AJ
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 33786B
880300 ACRN: AK
Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	6	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B
880300 ACRN: AF
Funded: $0.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B
880300 ACRN: AF
Funded: $9,979,000.00
Accounting Info:
9710100.4802 8A1 85CR UC02IQ SU8888 594C0 34345B
880300 ACRN: AG
Funded: $1,673,883.00
Accounting Info:
9710100.4802 8A1 85CR P533XX SU8888 594C0 33786B
880300 ACRN: AK
Funded: $2,483,000.00
Period of Performance: 09/01/2010 to 10/04/2011

Change Item 0004 to read as follows (amount shown is the obligated amount) :

0004	Commercial Satellite Imagery - Value-Added				[*]
Products and Services.
Obligated Amount: $0.00
Award Type: Indefinite-quantity
Min. Qty: N/A | Max. Quantity: N/A
Min. Amt: $0.00 | Max. Amount:
[*]
Minimum Guaranteed: N
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2010 to 10/04/2011

Change Item 0005 to read as follows (amount shown is the obligated amount) :

0005	Commercial Satellite Imagery - Physical Media Delivery.				0.00
Award Type: Time-and-materials
CLIN VALUE[*]
Incrementally Funded Amount: $0.00
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:
TBD
Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	7	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Funded: $0.00
	Period of Performance: 09/01/2010 to 10/04/2011

	Change Item 0006 to read as follows (amount shown is the obligated amount):

0006	Commercial Satellite Imagery - System Engineering Services Support.				0.00
	Award Type: Time-and-materials
	CLIN VALUE[*]
	Incrementally Funded Amount: $0.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBSS

	Accounting Info:
	TBD
	Funded: $0.00
	Period of Performance: 09/01/2010 to 10/04/2011

	Change Item 0101 to read as follows (amount shown is the obligated amount) :

0101	Commercial Satellite Imagery - Service Level				0.00
	Agreement For Pixel & Imagery
	Acquisition/Operations (Baseline Collection Capacity).
	Amount: $135,864,117.00 (Option Line Item)
	10/31/2011
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Change Item 0104 to read as follows (amount shown is the obligated amount):

0104	Commercial Satellite Imagery - Value-Added				0.00
	Products and Services.
	Award Type: Indefinite-quantity
	Min. Qty: N/A| Max. Quantity: N/A
	Min. Amt: $0.00 | Max. Amount:
	[*]
	Minimum Guaranteed: N
	Amount: [*] (Option Line Item)
	10/31/2011
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Change Item 0105 to read as follows (amount shown Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00009	8	8
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO.	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)		(C)	(D)	(E)	(F)
	is the obligated amount) :

0105	Commercial Satellite Imagery - Physical Media Delivery.					0.00
	Award Type: Time-and-materials
	Amount: [*] (Option Line Item)
	10/31/2011
	Product/Service Code: 7640
	Product/ Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Change Item 0106 to read as follows (amount shown is the obligated amount) :

0106	Commercial Satellite Imagery - System Engineering Services Support.					0.00
	Award Type: Time-and-materials
	Amount: [*] (Option Line Item)
	10/31/2011
	Product/ Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	G-l Accounting and Appropriation Data

	ACRN	Accounting and Appropriation Data				Amount

	AF	9710100.4802 8A1 85CR P533XX SU8888				$9,979,000.00
		594C0 35102B 880300
		(NSU8G21146AS01)
		(NSU8G20333AS02)
		(NSU8G21054AS01)
		(NSU8G21200AS02)

	AG	9710100.4802 8A1 85CR UC02IQ SU8888				$1,673,883.00
		594C0 34345B 880300
		(NSU8G21125AS01)
		(NSU8G21125AS01/000001)
		(NSU8G21200AS02)

	AK	9710100.4802 8A1 85CR P533XX SU8888				$2,483,000.00
		594C0 33786B 880300
		(NSU8G21145AS02)
		(NSU8G21200AS02)

		Total:				$14,135,883.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

HM0210-10-C-0003-P00009
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures, Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations, (Funding obligations for this CLIN may occur via Standard Form 30s, Department of Defense (DD) Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)

B.5	(U) CLIN 0005: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY

(U) The scope of effort for this CLIN is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This CLIN has a ceiling value of [*]. The sum of all items provided herein and invoiced for shall not exceed [*].

(U) Minimum Amount: $0.00
(U) Maximum Amount: [*]

(U) CLIN 0005 is an indefinite-quantity ordering CLIN for the supplies or services and prices specified in the Statement of Work to support the storage and dissemination of imagery and image products on media, and is effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer’s Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies specified in CLIN 0005 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations.

B.6	(U) CLIN 0006: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT

(U) The scope of effort for this CLIN is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This CLIN has a ceiling value of [*]. The sum of all effort provided herein and invoiced for shall not exceed [*]. CLIN 0006 is a time and material (T&M) CLIN for System Engineering Services. T&M support shall be provided as directed by the Contracting Officer.

(U) CLIN 0006 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

	This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0000
0001	$164,135,883.00	$164,135,883.00	$0.00
0002	[*]	[*]	[*]
0003	$0.00	$0.00	$0.00
0004	[*]	$0.00	[*]
0005	[*]	$0.00	[*]
0006	[*]	$0.00	[*]
Subtotal Base Contract Year 1	[*]	[*]	[*]
CLIN Series 0100

Contract Page 21 of 63
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

[*] – Confidential treatment requested by GeoEye, Inc.

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

HM0210-10-C-0003-P00009
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

	This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0101	$135,864,117.00	$0.00	$135,864,117.00
0102	[*]	$0.00	[*]
0103	$0.00	$0.00	$0.00
0104	[*]	$0.00	[*]
0105	[*]	$0.00	[*]
0106	[*]	$0.00	[*]
Subtotal Contract Year 2	[*]	$0.00	[*]
CLIN Series 0200
0201	$159,000,000.00	$0.00	$159,000,000.00
0202	[*]	$0.00	[*]
0203	$0.00	$0.00	$0.00
0204	[*]	$0.00	[*]
0205	[*]	$0.00	[*]
0206	[*]	$0.00	[*]
Subtotal Contract Year 3	[*]	$0.00	[*]
CLIN Series 0300
0301	$159,000,000.00	$0.00	$159,000,000.00
0302	[*]	$0.00	[*]
0303	$187,600,000.00	$0.00	$187,600,000.00
0304	[*]	$0.00	[*]
0305	[*]	$0.00	[*]
0306	[*]	$0.00	[*]
Subtotal Contract Year 4	[*]	$0.00	[*]
CLIN Series 0400
0401	$159,000,000.00	$0.00	$159,000,000.00
0402	[*]	$0.00	[*]
0403	$187,600,000.00	$0.00	$187,600,000.00
0404	[*]	$0.00	[*]
0405	[*]	$0.00	[*]
0406	[*]	$0.00	[*]
Subtotal Contract Year 5	[*]	$0.00	[*]
CLIN Series 0500
0501	$159,000,000.00	$0.00	$159,000,000.00
0502	[*]	$0.00	[*]
0503	$187,600,000.00	$0.00	$187,600,000.00
0504	[*]	$0.00	[*]
0505	[*]	$0.00	[*]
0506	[*]	$0.00	[*]
Subtotal Contract Year 6	[*]	$0.00	[*]
CLIN Series 0600
0601	$159,000,000.00	$0.00	$159,000,000.00
0602	[*]	$0.00	[*]
0603	$187,600,000.00	$0.00	$187,600,000.00
0604	[*]	$0.00	[*]
0605	[*]	$0.00	[*]
0606	[*]	$0.00	[*]
Subtotal Contract Year 7	[*]	$0.00	[*]
CLIN Series 0700
0701	$159,000,000.00	$0.00	$159,000,000.00
0702	[*]	$0.00	[*]

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	This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0703	$187,600,000.00	$0.00		$187,600,000.00
0704	[*]	$0.00	$	[*]
0705	[*]	$0.00	$	[*]
0706	[*]	$0.00	$	[*]
Subtotal Contract Year 8	[*]	$0.00	$	[*]
CLIN Series 0800
0801	$159,000,000.00	$0.00		$159,000,000.00
0802	[*]	$0.00	$	[*]
0803	$187,600,000.00	$0.00		$187,600,000.00
0804	[*]	$0.00	$	[*]
0805	[*]	$0.00	$	[*]
0806	[*]	$0.00	$	[*]
Subtotal Contract Year 9	[*]	$0.00	$	[*]
CLIN Series 0900
0901	$159,000,000.00	$0.00		$159,000,000.00
0902	[*]	$0.00	$	[*]
0903	$187,600,000.00	$0.00		$187,600,000.00
0904	[*]	$0.00	$	[*]
0905	[*]	$0.00	$	[*]
0906	[*]	$0.00	$	[*]
Subtotal Contract Year 10	[*]	$0.00	$	[*]

Total Contract Value with Options	$3,487,279,566.00	[*]	$	[*]

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)	OPTION PERIODS

B.10
(U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options, and Special Contract Requirement H.27, Operating & Ordering Procedures For The Service Level Agreement Under Option CLIN Series 0x01 or Option CLIN Series 0x03. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01	Baseline Quantity	Firm Fixed Price
	(sqnmi/day)	(12 Months)

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(U) SECTION F - Deliveries or Performance

F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)

F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)

(U) The principal place of performance under this Contract shall be the Contractor’s facility located at:

21700 Atlantic Blvd., Dulles, Virginia 20166

F.3	(U) CONSIGNEE AND ADDRESS

[*]

F.4	(U) PERSONAL DELIVERY

(U) In the event any item under this Contract is personally delivered to the Contracting Officer’s Representative or the Contracting Officer, the Contractor shall obtain a signed receipt in duplicate from the Contracting Officer’s Representative or Contracting Officer. One copy of the receipt shall be attached to the Contractor’s invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.

F.5	(U) PERIOD OF PERFORMANCE

a. (U) This Contract commences upon execution. Specific CLIN periods of performance, excluding CLIN Series 0l0x, are as shown below. For CLIN Series 010x the period of performance will run from option exercise through August 31, 2012.

(U) The period of performance of CLIN 0001 is from 0l September 2010 through October 4, 2011. If and to the extent that any CLIN under Option CLIN Series 0x01 is exercised, the period of performance for each individual CLIN is through 12 Months After Previous Contract Period Ends (MAPCPE).

(U) The period of performance for CLIN 0002 is from contract award through twenty-four (24) months, with the option periods RESERVED.

(U) CLIN 0003 is RESERVED. If and to the extent that any CLIN under Option CLIN Series 0x03 is exercised, the period of performance for each individual CLIN is through 12 MAPCPE, excluding the first option exercise under this CLIN Series. For the first option exercised under Option CLIN Series 0x03, see Special Contract Requirement H.24, Exercise of Option, paragraph d for the period of performance.

(U) The ordering period for CLINs 0004, 0005 and 0006 is from contract award through October 4, 2011. If and to the extent that any CLIN under Option CLIN Series 0x04, 0x05 and 0x06 is exercised, the ordering period of performance for each individual CLIN is through 12 MAPCPE.

(U) The table below graphically illustrates the base and option periods for all CLINs.

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This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06
1 (Base Year)	Base	Base	RESERVED	Base	Base	Base
2	31-AUG-2011		RESERVED	31-AUG-2011	31-AUG-2011	31-AUG-2011
3	12 MAPCPE		RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE
4	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
5	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b. (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

F.6	(U) PLACE OF DELIVERY

a. (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment I, EnhancedView Imagery Acquisition Statement of Work.

b. (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment I, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7	(U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment I, EnhancedView Imagery Acquisition Statement of Work.

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G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)

(U) In accordance with DFARS 204,7107, the following instructions are provided for payment of CLINs with multiple lines of accounting: FROM THE OLDEST LINES OF ACCOUNTING FIRST.

G.6	(U) ACCOUNTING AND APPROPRIATION DATA

				This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
Award	0001	AA	9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300	13,875,000.00	$38,875,000.00
	0002	AB	9700400.4802 8E0 85CR SK17XX AB8888 588ST 34345B 880300	25,000,000.00
			Total	38,875,000.00
P00001	0001	AC	9710100.4812 8A1 85CR UC33XX SU8888 594C0 34345B 880300	[*]	[*]
	0001	AD	9710100.4812 8A1 85CR P533XX SU8888 594C0 35102B 880300	[*]
	0002	AB	9700400.4802 8E0 85CR SK17XX AB8888 588ST 34345B 880300	[*]
			Total	[*]
P00002	0001	AE	9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B 880300	[*]	[*]
			Total	[*]
P00003	0001	AE	9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B 880300	[*]	[*]
			Total	[*]
P00004	0001	AE	9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B 880300	[*]	[*]
	0001	AF	9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B 880300	[*]
			Total	[*]
P00005	0001	AF	9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B 880300	[*]	[*]
			Total	[*]
P00006	0001	AE	9710100.4802 8A1 85CR UC33XX SU8888 594C0 34345B 880300	[*]	[*]
	0001	AG	9710100.4802 8A1 85CR UC02IQ SU8888 594C0 34345B 880300	[*]
	0001	AH	9710100.4802 8A1 85CR UC02EF SU8888 594C0 34345B 880300	[*]
			Total	[*]
P00007	0001	AG	9710100.4802 8A1 85CR UC021Q SU8888 594C0 34345B 880300	[*]	[*]
	0001	AJ	9710100.4802 8A1 85CR UC02AP SU8888 594C0 34345B 880300	[*]
	0001	AK	9710100.4802 8A1 85CR P533XX SU8888 594C0 33786B 880300	[*]
			Total	[*]
P00008	0001	AF	9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B 880300	[*]	[*]
	0002	AL	9710400.4802 8E1 85ME CM17SE ASX888 58810 34345B 880300	[*]
			Total	[*]
P00009	0001	AF	9710100.4802 8A1 85CR P533XX SU8888 594C0 35102B 880300	[*]	[*]
	0001	AG	9710100.4802 8A1 85CR UC02IQ SU8888 594C0 34345B 880300	[*]
	0001	AK	9710100.4802 8A1 85CR P533XX SU8888 594C0 33786B 880300	[*]
			Total	[*]

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2. (U) All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.
3. (U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.
4. (i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.
(ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.

b. (U) Licensed Users
1. (U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).
2. (U) The U.S. Government may provide the imagery to the following organizations:
State Governments
Local Governments
Foreign Governments and inter-governmental organizations
Non-Governmental Organization’s (NGO) and other non-profit organizations
3. (U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.24	(U) EXERCISE OF OPTIONS

a. (U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time, either in whole or in part, some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period, except for Option 1 Contract Year 2, which will be exercised by issuance of a modification not later than October 31, 2011. The Government will provide written notice 30 days prior to its intent to exercise any option.

b. (U) If exercised, Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901, SLA for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

c. (U) CLIN 0002: In the event that the Government establishes CLIN 0002 as an Option, the Government may unilaterally exercise CLIN 0002 at the pricing shown in Section B, Supplies or Services/Prices, within 12 Months from award of the contract.

d. (U) If exercised, Option CLINs 0303, 0403, 0503, 0603, 0703, 0803, and 0903, SLA for Pixel & Imagery Acquisition / Operations (Augmented Collection Capacity) will be exercised not later than the last day of the base period or subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised; HOWEVER, the first Option exercised under CLIN Series 0x03 is dependent on successful completion of Milestone #19 of the companion OTFPP Agreement No. HM0210-10-9-0001 to this contract. Accordingly, if Milestone #19 does not occur until the Option CLIN 0403 time frame, Option CLIN 0403 will be deemed the first Option period for purposes of this paragraph and contract.

e. (U) If exercised, Option CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 Value-Added Products and Services will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

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f. (U) If exercised, Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 Physical Media Delivery will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

g. (U) If exercised, Option CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, and 0906 System Engineering Services Support will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

H.25	(U) PERMANENT WITHHOLD

(U) Under Option CLIN Series 0x03, the Government has the unilateral right to designate either a portion of (in no smaller increments than monthly), or the entire option period (12 months), one hundred (100%) percent “Permanent Withhold.” This declaration may occur at the time of an Option Series 0x03 exercise or at any time during the Option period.

(U) In the event the Government exercises an Option and subsequently declares the augmentation capacity as “Permanent Withhold,” either on a monthly basis or for the entire 12 month period of performance, in lieu of the price set forth elsewhere in this contract for that Option, the Contractor and the Government shall negotiate an equitable adjustment to the Option price for effected period based on the duration of the ‘‘Permanent Withhold” declaration. In no event shall the equitable adjustment be greater than fifty (50%) percent of the price shown in Section B, Supplies or Services/Prices, for the declared “Permanent Withhold” duration period.

H.26
(U) SPECIAL TERMS AND CONDITIONS IN THE EVENT OF TERMINATION FOR CONVENIENCE AND/OR CANCELLATION OF OTHER TRANSACTION FOR PROTOTYPE PROJECT (OTFPP) AGREEMENT AND SUBSEQUENT IMPACTS TO OPTION CLIN SERIES 0x03

a. (U) In the event the Government terminates for its convenience, cancels, and/or does not fully fund Item 0001, EnhancedView Imagery Acquisition Augmentation Capacity Prototype Asset, of the companion OTFPP Agreement No. HM0210-10-9-0001 to this contract, and the Contractor proceeds with development of an augmented collection capacity that becomes available within the term of this contract (including option periods), the augmented collection capacity source asset shall become a component of the Contractor’s satellite constellation under this contract.

b. (U) In lieu of the capacities set forth elsewhere in this contract that are based on the completion and full funding of OTFPP Item 0001, the Contractor shall provide augmented constellation capacity and deliver imagery and associated imagery support data in quantities based on the percentage of the Government funding provided. The Contractor and the Government shall negotiate an equitable adjustment to the pricing shown in Section B, Supplies or Services/Prices, for any option performance period affected herein.

c. (U) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Termination for the Government’s Convenience clause or the Termination for Cause clause of this Contract.

H.27	(U) OPERATING & ORDERING PROCEDURES FOR THE SERVICE LEVEL AGREEMENT UNDER OPTION CLIN SERIES 0x01 AND OPTION CLIN SERIES 0x03

a. (U) In the event the Government exercises any of the Options under Option CLIN Series 0x01 and Option CLIN Series 0x03, the periods of performance for the following Option CLIN combinations will be effective concurrently:

This Table is UNCLASSIFIED
Contract Years 4 through 10 Combination
CLINs 0x01 Baseline Collection Capacity	CLINs 0x03 Augmented Imagery Collection Capacity
CLIN 0001 (Contract Year 1)	N/A

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(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1	(U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW) (CLASSIFIED)	July 14, 2010
2	DD Form 254. Contract Security Classification Specification, Revision 1	April 15, 2011
3	Government Furnished Property List (to be determined based on Offeror’s proposal)	June 25, 2010
4	Small Business Subcontracting Plan (to be provided by Offeror)	June 25, 20l0
5	List of Data Delivered with Government Purpose Rights (to be provided by Offeror)	March 1, 2010
6	List of Data with Limited Rights (to be provided by Offeror)	March 1, 2010
7	Nondisclosure Agreement

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